The Lord Abbett Family of Funds1

Supplement dated December 11, 2023

to the Statements of Additional Information

Effective January 1, 2024, Julie A. Hill will retire from her service as Trustee/Director of the Boards of Trustees/Directors of the Funds (collectively, the "Board"). All references to Ms. Hill as a Trustee/Director throughout the Funds' statements of additional information are hereby removed following the effective date of her retirement. Effective January 1, 2024, the Board appoints Evelyn E. Guernsey as Chair of the Board2. The following information replaces the corresponding information about Ms. Guernsey and Mr. Tullis in the Funds' statements of additional information following the effective date of the change:

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Evelyn E. Guernsey (1955)	Board Member Chair (since 2024) Vice Chair (2023)	2011	None.	None.
James L.L. Tullis (1947)	Board Member	2006	Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012-2018). Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).	Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019-2023); Director of electroCore, Inc. (2018–2020).

Please retain this document for your future reference.

[1]	When used in this supplement, the term the “Fund” refers to each of the Lord Abbett Funds.
[2]	Ms. Guernsey succeeds James L.L. Tullis as Chair of the Board.